WAIVER

This Waiver, dated as of May 8, 2018 (“Waiver”), is by and among PAR TECHNOLOGY CORPORATION (the “Borrower”), and PARTECH, INC. (“Partech”), PAR GOVERNMENT SYSTEMS CORPORATION (“PAR Government”), ROME RESEARCH CORPORATION (“Rome Research”), AUSABLE SOLUTIONS, INC. (“Ausable”), and BRINK SOFTWARE, INC. (“Brink”, and together with the Borrower, Partech, PAR Government, Rome Research, and Ausable, the “Loan Parties”), and JPMORGAN CHASE BANK, N.A. (“Lender”).

RECITALS

A.The Loan Parties and Lender are parties to a Credit Agreement dated as of November 29, 2016 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) (capitalized terms used in this Waiver which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement.)

B.Section 6.12(a) of the Credit Agreement requires Borrower to maintain a Consolidated Indebtedness Ratio of no less than 3.0 to 1.0 measured at the end of each fiscal quarter. Borrower did not meet the required Consolidated Indebtedness Ratio for the quarter ended March 31, 2018, in violation of Section 6.12(a) of the Credit Agreement.

C.Section 6.12(b) of the Credit Agreement requires Borrower to maintain a Fixed Charge Coverage Ratio of no less than 1.25 to 1.0 for the quarter ending March 31, 2017 and each quarter thereafter (to be tested without regard to the level of Borrower’s Consolidated Indebtedness). Borrower did not meet the required Fixed Charge Coverage Ratio for the quarter ended March 31, 2018, in violation of Section 6.12(b) of the Credit Agreement.

D.Borrower has requested Lender to waive the Events of Default created by the failure to comply with Sections 6.12(a) and 6.12(b) of the Credit Agreement as of March 31, 2018. Lender is willing to waive such Event of Default upon the terms and conditions set forth in this Waiver.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, and in reliance upon the representations and warranties contained in the Loan Documents and subject to the terms and conditions herein set forth, the parties agree to the following:

1.    Waiver. Subject to the terms hereof, Lender waives the Events of Default arising out of Borrower’s failure to comply with Sections 6.12(a) and 6.12(b) of the Credit Agreement for the fiscal quarter ended March 31, 2018. The waiver set forth herein shall be effective only for the specific violations listed herein and only through June 8, 2018. Lender shall have no obligation to extend the waiver set forth herein past June 8, 2018 or to grant any waiver of the same or any other violation of the Credit Agreement thereafter. Furthermore, except as specifically set forth herein, nothing contained in this letter nor any communications between Lender and Borrower or any other Loan Party shall be deemed to constitute a waiver of nor shall waive any other violations that may exist, any violations or other defaults that may arise after the date specified above, or any of Lender’s rights or remedies provided in the Credit Agreement, the other documents related thereto, or applicable law. All such rights and remedies are hereby expressly reserved by Lender and remain in full force and effect.

2.    Representations and Warranties. Borrower represents and warrants to Lender that the following statements are true, correct and complete:

(a)Based on preliminary financial statements provided by Borrower to Lender, Borrower’s Consolidated Indebtedness Ratio for the quarter ended March 31, 2018, calculated in the manner required by Section 6.12(a) of the Credit Agreement, was as set forth in the Preliminary Covenant Calculation Certificate received April 27, 2018.

(b)Based on preliminary financial statements provided by Borrower to Lender, Borrower’s Fixed Charge Coverage Ratio for the quarter ended March 31, 2018, calculated in the manner required by Section 6.12(b) of the Credit Agreement, was as set forth in the Preliminary Covenant Calculation Certificate received April 27, 2018.

(c)Each of the representations and warranties made by the Loan Parties in the Loan Documents is true and correct on and as of the date of this Waiver.

(d)After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

(e)Borrower has no defense, offset or counterclaim of any kind or nature against Lender with respect to the Obligations or any of the Loan Documents to which it is a party.

3.    Waiver Fee. In consideration of Lender’s waiver of the default set forth herein, Borrower shall pay a waiver fee to Lender in the amount of Five Thousand and 00/100 Dollars ($5,000.00) (“Waiver Fee”) and hereby authorizes Lender to pay the Waiver Fee by charging Borrower’s account with Lender.

4.    Reaffirmation. Except as waived hereby, all of the terms, covenants, and conditions of the Loan Documents are ratified, reaffirmed, and confirmed by the Loan Parties and each of the Loan Parties acknowledges that the Loan Documents to which it is a party remain in full force and effect in accordance with its terms.

5.    Counterparts. This Waiver may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Waiver by facsimile transmission or scanned and electronically mailed shall be effective as delivery of a manually executed counterpart.

6.    Governing Law. This Waiver shall be governed by the laws of the State of New York (without regard to its conflicts of law provisions).

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

Loan Parties:

PAR TECHNOLOGY CORPORATION

By: [signature]
Name: Bryan Menar
Title: CFO

PARTECH, INC.

By: [signature]
Name: Bryan Menar
Title: Treasurer

PAR GOVERNMENT SYSTEMS CORPORATION

By: [signature]
Name: Matthew R. Cicchinelli
Title: President

ROME RESEARCH CORPORATION

By: [signature]
Name: Matthew R. Cicchinelli
Title: President

AUSABLE SOLUTIONS, INC.

By: [signature]
Name: Bryan Menar
Title: Treasurer

BRINK SOFTWARE, INC.

By: [signature]
Name: Bryan Menar
Title: Treasurer

Lender:

JPMORGAN CHASE BANK, N.A.

By: ______________________
Name: Jean Lamardo
Title: Senior Underwriter

494268.2

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

Loan Parties: PAR TECHNOLOGY CORPORATION

By: ______________________________
Name: ______________________________
Title: ______________________________

PARTECH, INC.

By: ______________________________
Name: ______________________________
Title: ______________________________

PAR GOVERNMENT SYSTEMS CORPORATION

By: ______________________________
Name: ______________________________
Title: ______________________________

ROME RESEARCH CORPORATION

By: ______________________________
Name: ______________________________
Title: ______________________________

AUSABLE SOLUTIONS, INC.

By: ______________________________
Name: ______________________________
Title: ______________________________

BRINK SOFTWARE, INC.

By: ______________________________
Name: ______________________________
Title: ______________________________

Lender: JPMORGAN CHASE BANK, N.A.

By: Jean Lamardo
Name: Jean Lamardo
Title: Senior Underwriter

494288.2